UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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ASHFORD HOSPITALITY TRUST, INC.
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NEWS RELEASE

Contact:	Deric Eubanks	Elise Chittick	Scott Eckstein
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3766

LEADING PROXY ADVISOR FIRM EGAN-JONES JOINS GLASS LEWIS IN RECOMMENDING THAT SHAREHOLDERS NOT CONSENT TO HOTEL UNION’S CALL FOR SPECIAL MEETING

DALLAS, November 11, 2014 — Ashford Hospitality Trust (NYSE: AHT) (“Ashford Trust” or the “Company”) today announced that a second leading, independent proxy voting and corporate governance advisory firm, Egan-Jones Proxy Services, has joined Glass Lewis & Co.  in recommending that shareholders not consent to the shareholder proposal from the hotel union regarding a special shareholders meeting.

Regarding the request from the hotel union for a special meeting, Egan-Jones noted,(1) “We believe that the hotel union’s real interest is to assert its influence into a labor dispute at one of Ashford Trust’s hotels in Alaska by threatening to disrupt the value creating separation of Ashford Inc.”

Egan-Jones further stated, “We take this position because we believe the spin-off of Ashford Inc.  will result in significant value creation for the shareholders, and any delay in the timing of the spin-off will impact the ability to capitalize on current opportunities, which could result in the loss of enhanced value creating opportunities.”

In its report recommending that shareholders not consent to the special meeting, leading proxy advisory firm, Glass Lewis, said, “Given that Unite Here’s interests are likely more aligned with workers it represents rather than shareholders of the companies it engages, as evidenced by the

(1) Permission to use quotations was neither sought nor obtained union’s nominal ownership of 0.001% of the Company’s outstanding shares, we believe it’s appropriate to question the Dissident’s true motivations in this case.”

Glass Lewis also noted that a “vote is not required in this case under securities laws, state laws or the Company’s bylaws and would, in fact, be a rare occurrence for a U.S.-listed company.”

Ashford Trust’s Board and management team have driven tremendous value creation over its 11-year history as a public company, growing Ashford Trust into a leader in the hospitality industry, with more than $4 billion of assets, and one of the highest total shareholder returns of any hotel REIT.

Ashford Trust’s Board and management team continue to take actions to create shareholder value, including the announced spin-off of its asset management business, Ashford Inc.  The Company believes Ashford Inc.  will benefit from the success of Ashford Trust and Ashford Prime, and will drive additional value across the Ashford portfolio of companies.

If shareholders have already submitted a written request card to the union supporting the calling of a special meeting, they can revoke such request.  Shareholders can contact MacKenzie Partners, Inc.  toll-free at 1-800-322-2885 or 212-929-5500 or e-mail proxy@mackenziepartners.com if they have any questions or need assistance in revoking any request that may have previously been submitted to the union.

As previously announced, the spin-off of Ashford Trust’s asset management business into a new, separate publicly-traded C-Corp will be completed through a pro-rata taxable dividend of Ashford Inc.  common stock on November 12, 2014 (the “Distribution Date”) to Ashford Trust shareholders of record as of the close of business of the New York Stock Exchange on November 11, 2014 (the “Record Date”).

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry across all segments and at all levels of the capital structure primarily within the United States.

Important Additional Information:

Ashford Trust, its directors and certain of its officers and employees are participants in solicitations of Ashford Trust stockholders.  Information regarding the names of Ashford’s directors and executive officers and their respective interests in

Ashford Trust by security holdings or otherwise is set forth in Ashford Trust’s preliminary revocation statement on Schedule 14A filed with the U.S.  Securities and Exchange Commission (the “SEC”) on November 6, 2014, the Company’s proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on April 14, 2014, as supplemented by the proxy information filed with the SEC on May 5, 2014.  Additional information can be found in Ashford Trust’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on March 3, 2014, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 12, 2014 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed with the SEC on August 11, 2014.  To the extent holdings of Ashford Trust’s securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  These documents are available free of charge at the SEC’s website at www.sec.gov.

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities.  This communication is not a substitute for any proxy statement, solicitation statement, registration statement, prospectus or other document Ashford may file with the SEC.  STOCKHOLDERS ARE ENCOURAGED TO READ ANY ASHFORD PROXY STATEMENT, SOLICITATION STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ASHFORD TRUST MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Stockholders will be able to obtain, free of charge, copies of any solicitation statement and any other documents filed by Ashford Trust with the SEC at the SEC’s website at www.sec.gov.  In addition, copies will also be available at no charge at the Investors section of Ashford’s website at www.ahtreit.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are made as of the date they were first issued and are based on current expectations as well as the beliefs and assumptions of management.  Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Ashford Trust’s control.  Ashford Trust expressly disclaims any intent or obligation to update these forward-looking statements except as required by law.  Additional information concerning these and other risks can be found in press releases issued by Ashford Trust, as well as Ashford’s public filings with the SEC, including the discussion under the heading “Risk Factors” in Ashford’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.  Copies of Ashford’s press releases and filings with the SEC, are available at www.ahtreit.com or you can contact the Ashford Investor Relations Department at 972-778-9487.

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